SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amended Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): July 1, 2002

JUNIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26339	77-0422528

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1194 North Mathilda Avenue
Sunnyvale, CA 94089
(Address of Principal Executive Offices)

(408) 745-2000
(Registrant’s Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.4

         This Amended Current Report on Form 8-K amends and supplements the Current Report on Form 8-K filed with the Commission on July 12, 2002 as set forth below.

Item 2. Acquisition or Disposition of Assets.

         On July 1, 2002, Juniper Networks, Inc., a Delaware corporation (the “Company”), completed its acquisition of Unisphere Networks, Inc., a Delaware corporation (“Unisphere”), a privately held provider of data networking equipment optimized for applications at the edge of service provider networks (the “Acquisition”). In the Acquisition, Homer Acquisition Corporation, a wholly-owned subsidiary of the Company, merged with and into Unisphere such that Unisphere became a wholly-owned subsidiary of the Company after the Acquisition. In exchange for their shares of Unisphere, the former shareholders of Unisphere received an aggregate of 36,500,000 shares of common stock of the Company and cash totaling $375 million. The cash portion of the consideration was paid from the Company’s operating cash. Immediately prior to the Acquisition, Siemens Corporation owned approximately 98.4% of the outstanding capital stock of Unisphere.

         The shares of the Company’s common stock were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 3(a)(10) thereof.

         The Company’s press release dated July 2, 2002 announcing the completion of the Acquisition is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

The required financial statements are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization dated as of May 17, 2002 by and among Juniper Networks, Inc., Homer Acquisition Corporation, Unisphere Networks, Inc. and Siemens Corporation

2.2*	Stockholder Agreement by and between Juniper Networks, Inc. and Siemens Corporation

23.1	Consent of KPMG LLP

99.1	Unisphere Networks, Inc. Financial Statements

99.2	Pro Forma Financial Statements

99.3*	Registrant’s press release dated July 2, 2002 announcing the completion of the Acquisition

99.4	Certification required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*	previously filed with the Company’s Current Report on Form 8-K filed with the Commission on July 12, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNIPER NETWORKS, INC.

Dated: August 13, 2002	By:	/s/ Lisa C. Berry Lisa C. Berry Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization dated as of May 17, 2002 by and among Juniper Networks, Inc., Homer Acquisition Corporation, Unisphere Networks, Inc. and Siemens Corporation

2.2*	Stockholder Agreement by and between Juniper Networks, Inc. and Siemens Corporation

23.1	Consent of KPMG LLP

99.1	Unisphere Networks, Inc. Financial Statements

99.2	Pro Forma Financial Statements

99.3*	Registrant’s press release dated July 2, 2002 announcing the completion of the Acquisition

99.4	Certification required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*	previously filed with the Company’s Current Report on Form 8-K filed with the Commission on July 12, 2002